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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our reports dated March 1, 2001 included in or made a part of this registration statement on Form S-3 dated March ___, 2001.


Denver, Colorado
March ___, 2001